UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2023

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01	Regulation FD Disclosure.

On April 25, 2023, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), issued a press release announcing the Transaction (as defined below), involving the sale of IMG Academy (as defined below) for an enterprise value of $1.25 billion. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 25, 2023, IMG Worldwide, LLC, a Delaware limited liability company (the “Seller”) and subsidiary of the Company, and IMG Academy Parent, LLC, a Delaware limited liability company (“IMG Academy”) and direct controlled subsidiary of Seller, entered into a Purchase Agreement (the “Purchase Agreement”), by and among Seller, IMG Academy, and Acorn Holdco, Inc., a Delaware corporation (“Purchaser”). Pursuant to the Purchase Agreement, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, Seller will sell, assign and transfer to Purchaser, and Purchaser will purchase, acquire and accept from Seller all of the issued and outstanding Class A Units of IMG Academy in exchange for estimated aggregate cash proceeds equal to approximately $1.1 billion (subject to certain adjustments) (the “Purchase Price” and collectively, the “Transaction”).

The consummation of the Transaction is expected to close in the third quarter of 2023, subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“Regulatory Approval”), (ii) the absence of any order or legal requirement that enjoins, restrains or otherwise prevents the consummation of the Transaction, (iii) the consummation of an internal reorganization to be effected by IMG Academy and Seller in advance of consummating the Transaction, pursuant to which Seller will transfer certain assets held by Seller relating to IMG Academy’s business to IMG Academy and its affiliates and (iv) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Purchase Agreement. Under the terms of the Purchase Agreement, consummation of the Transaction cannot occur prior to July 23, 2023. Pursuant to equity commitment letters, BPEA Private Equity Fund VIII, SCSp and BPEA Private Equity Fund VIII, L.P., have committed to provide Purchaser an aggregate equity contribution in an amount that is sufficient to fund the payment of the Purchase Price in accordance with the Purchase Agreement at the closing.

The Purchase Agreement also contemplates that (i) Seller and Purchaser will enter into a transition services agreement as of closing, pursuant to which Seller will agree to provide a limited set of services to Purchaser following the closing of the Transaction and (ii) Seller and IMG Academy will enter into a trademark license agreement as of closing, pursuant to which Seller will agree to license certain trademarks to IMG Academy following the closing of the Transaction. The Purchase Agreement also includes a limited non-compete for a period of 5 years following the closing and limited non-solicit for a period of 3 years following the closing.

The Purchase Agreement includes customary termination provisions for both Seller and Purchaser, whereby the parties may terminate (i) by mutual written consent, (ii) following a permanent legal prohibition on consummating the Transaction, (iii) if the closing of the Transaction has not occurred within 180 days of the date of the Purchase Agreement, and (iv) following a breach by the other party of its representations and warranties or covenants contained in the Purchase Agreement that would result in a failure of a condition to closing of the Transaction, subject to cure rights.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including the Company’s expected closing of the Transaction and the timing thereof. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “will,” “potential” or, in each case, their negative, or other variations or comparable terminology and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: Endeavor faces uncertainties regarding the consummation of the Transaction, including that certain conditions to the consummation of the Transaction will not be satisfied; Endeavor may experience difficulties realizing the expected benefits of the Transaction; the Transaction may result in the diversion of Endeavor’s management’s time and attention to issues relating to the Transaction and integration; and Endeavor may incur significant transaction costs in connection with the Transaction. In addition, a number of important factors could cause Endeavor’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to: changes in public and consumer tastes and preferences and industry trends; Endeavor’s ability to adapt to or manage new content distribution platforms or changes in consumer behavior; Endeavor’s dependence on the relationships of its management, agents, and other key personnel with clients; Endeavor’s dependence on key relationships with television and cable networks, satellite providers, digital streaming partners, corporate sponsors, and other distribution partners; risks related to Endeavor’s organization and structure; and other important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Endeavor’s Investor Relations site at investor.endeavorco.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: April 25, 2023